UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square
Grand Canal Harbour
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0000225 per share	ACN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 20, 2025, Accenture plc (“Accenture” or the “Company”) issued a news release announcing changes to its growth model and its leadership, effective September 1, 2025.

Accenture will bring all of its services—Strategy, Consulting, Song, Technology and Operations, together into a single, integrated business unit called Reinvention Services under the leadership of Manish Sharma, Accenture’s current CEO of the Americas. Mr. Sharma will become Accenture’s first Chief Services Officer, effective September 1, 2025.

Accenture also appointed John Walsh, who currently serves as Accenture’s Chief Operating Officer, to succeed Mr. Sharma as CEO of the Americas, and Kate Hogan, the current Chief Operating Officer of the Americas, will succeed Mr. Walsh as global Chief Operating Officer, in each case effective September 1, 2025.

Ms. Hogan, 48, has served as Chief Operating Officer of the Americas since September 2023. Prior to assuming her current role, Ms. Hogan served as the Company’s US West lead from September 2022 to August 2023 and as the Company’s Chief Operating Officer – North America from March 2020 to August 2022.

Mr. Sharma and Mr. Walsh will continue to serve on Accenture’s Global Management Committee. In her new role, Ms. Hogan will rejoin the Global Management Committee, of which she was previously a member from September 2022 to August 2023.

No determination regarding compensation arrangements relating to these appointments has been made as of the date of filing this Current Report on Form 8-K.

A copy of Accenture’s news release regarding these changes and the changes described below is filed as Exhibit 99 to this Form 8-K.

Item 8.01 Other Events
Kate Clifford, who currently serves as Chief Human Resources Officer of the Americas, has been appointed as Accenture’s Chief Leadership and Human Resources Officer and will join the Global Management Committee, effective September 1, 2025, succeeding Angela Beatty, who has decided to leave Accenture to pursue other opportunities.

Jason Dess, who currently serves as Lead of CFO and Enterprise Value Consulting, has been appointed as Group Chief Executive – Consulting, effective September 1, 2025, succeeding Jack Azagury who has decided to leave Accenture to pursue other opportunities.

Rajendra Prasad, who currently serves as Chief Information and Asset Engineering Officer, will become Group Chief Executive – Technology and Chief Technology Officer, effective September 1, 2025, succeeding Karthik Narain who has decided to leave Accenture to pursue other opportunities.

Mr. Dess and Mr. Prasad will continue to serve on Accenture’s Global Management Committee in their new roles.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99	News Release of Accenture, dated June 20, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 20, 2025	ACCENTURE PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	General Counsel & Corporate Secretary